UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2009

Sinoenergy Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-34131	84-1491682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1603-1604, Tower B Fortune Centre Ao City, Beiyuan Road, Chaoyang District, Beijing China, 100107
(Address of principal executive offices)

Registrant’s telephone number, including area code:	86-10-84928149

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

 On January 8, 2009, Sinoenergy Corporation (the “Company”) was notified that effective December 8, 2008, the personnel of Grobstein Horwath & Company LLP (“GHC”) have joined with Crowe Horwath LLP (“Crowe”) resulting in the resignation of  GHC as independent registered public accounting firm for the Company, effective December 31, 2008.  On January 12, 2009, the audit committee of the Company’s board of directors appointed Crowe as the Company’s independent registered public accounting firm.

 The audit report of GHC on the financial statements of the Company as of and for the year ended September 30, 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

 During the Company’s most recent fiscal year ended September 30, 2008 and through January 12, 2009, the Company did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

 In connection with the audit of the Company’s financial statements for the fiscal year ended September 30, 2008 and through the date of this Current Report, there were: (i) no disagreements between the Company and GHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

 The Company has provided GHC a copy of the disclosures in this Form 8-K and has requested that GHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GHC agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated January 13, 2009, furnished by GHC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

      Exhibits
16.1	Letter from Grobstein Horwath & Company LLP, dated January 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOENERGY CORPORATION
(Registrant)

Date: January 14, 2009	/s/ Shiao Ming Sheng____________________
Shiao Ming Sheng, Chief Financial Officer